MERRILL LYNCH
                                                              WORLD INCOME
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              June 30, 1999

                      MERRILL LYNCH WORLD INCOME FUND, INC.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Adrian Churn, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                            Merrill Lynch World Income Fund, Inc., June 30, 1999

DEAR SHAREHOLDER

During the quarter ended June 30, 1999, the interest rate environment continued to be dominated by concerns over rising interest rates. The economic consensus at the beginning of 1999 was that the US economy would slow in an environment of low inflation, causing interest rates to decline. Instead, the US economy has exhibited strong growth. In addition, growth in Japan has exceeded expectations and the Pacific Rim appears to be recovering. While inflation has remained benign, interest rate expectations have adjusted to a more negative view. It came as no surprise when the Federal Reserve Board raised the discount rate 25 basis points (0.25%). The ten-year US Treasury note had total returns of -3.36% and -6.52% for the three months and six months ended June 30, 1999, respectively.

On the other hand, lower-quality assets benefited from the improved economic environment. The US high-yield bond market is driven not just by interest rates but also by expectations about credit quality. While default rates, a lagging indicator, have been rising, expectations have been growing more positive as conditions in a number of economically sensitive industries have improved. This is reflected in the +1.16% and +2.82% total returns of the unmanaged CS First Boston Global High Yield Index for the three months and six months ended June 30, 1999, respectively. The improved economic environment benefited emerging markets even more than the high-yield market. The unmanaged J.P. Morgan Emerging Markets Bond Index (EMBI+) had total returns of +5.25% and +10.57% for the three months and six months ended June 30, 1999, respectively.

Current trends in US interest rates are uncertain, but depend primarily on the strength of the US economy in the months ahead. During the second half of 1999, we do not expect Treasury bonds to produce returns as dismal as in the first half when yields on ten-year Treasury issues rose over 1%. We expect interest rate changes to be more moderate in the second half of 1999. The trend of outperformance by lower-quality bonds is likely to remain in place. Both US and European high-yield issues and US dollar-denominated emerging market issues remain inexpensive by historic standards. Accordingly, as of June 30, 1999, 50% of the portfolio's net assets were allocated to the US high-yield sector, 30% to US dollar-denominated below investment-grade emerging market government securities, 10% to European high-yield issues and 10% to US dollar-denominated emerging market corporate bonds.

High-Yield Investments

While the high-yield market outperformed Treasury issues year-to-date as of June 30, 1999, valuations remain attractive. The yield of the unmanaged CS First Boston Global High Yield Index exceeded US Treasury bonds by 5.75% at June month-end. Although this is considerably tighter than the 6.46% level at the beginning of the year, it is still wide by historic measures. We believe that yield spreads may continue to narrow as conditions normalize over the remainder of the year.

The high-yield market continued to experience relatively poor liquidity during the June quarter. Net flows into high-yield mutual funds were weak throughout the quarter, and firms involved in underwriting and market making appeared unwilling to commit capital to provide liquidity to investors. Despite this, approximately $31 billion of new-issue supply was sold. We believed that a large amount of additional supply would enter the market if interest rates declined significantly and that this could put a ceiling on price rallies.

While data relating to credit conditions in the high-yield market are mixed, on balance we believe that credit quality is improving. Credit conditions in a number of industries sensitive to economic conditions have improved markedly this year. Oil and gas, steel and paper/forest product companies have experienced good product demand and higher prices. Most industries have maintained stable quality. It is difficult to think of a significant sector of the high-yield universe that has experienced deteriorating fundamentals, with the exception of managed care, which has been negatively affected by lower Medicare/Medicaid payments. Nevertheless, default rates continue to rise. For the 12 months ended June 30, 1999, Moody's Investors Service, Inc. reported a default rate of 4.27% for the high-yield universe compared with 3.68% for the 12 months ended March 31, 1999. However, as we have noted, default rates are a lagging indicator.

Given the general unease in the high-yield market at the end of May, we have attempted modest improvement in portfolio quality. During the June quarter, we established new positions in Energis PLC and Dine, SA de CV. We also disposed of positions where we believed downside risk outweighed upside potential. We sold Advanced Micro Devices, Inc., PennCorp Financial Group and NTL, Inc.

Emerging Market Investments

Despite the somewhat bearish sentiment created by the recent price action, several positive trends continue to establish themselves in emerging markets.

o The risk of financial contagion that led to destabilizing foreign exchange outflows and currency devaluations in the last two years has declined significantly. Major emerging markets currencies have remained relatively stable after the floating of the Brazilian real in January 1999. In general, emerging market economies are now more resilient, have better economic management, more conservative fiscal policies, more flexible foreign exchange regimes, and in general, better fundamentals than two years ago, when spreads on their debt were substantially tighter.

o The economic slowdown triggered in emerging markets by the 1998 financial disturbances is reducing domestic inflation and import demand, which diminishes foreign financing requirements and alleviates pressures on foreign exchange rates. Local interest rates are declining, which bodes well for investments in local currency instruments. In some countries, such as Mexico, economic activity is being propped up by the strong demand for the country's exports. In other countries, such as Brazil, domestic activity has begun bottoming out, signaling that economic recessions may be milder than originally anticipated, preventing an undue deterioration in private sector credit risk.

o Commodity prices have begun to recover in reaction to better growth prospects in the Group of Seven Industrialized Nations. Commodity exporters, many of them emerging markets, are benefiting. Oil, in particular, is up over 60% from its lows in February, substantially improving the financial outlook for Mexico and Venezuela, among others.

o Technical factors indicate emerging markets bond prices may be establishing a solid base of support. The market is inexpensive. Emerging markets spreads, as measured by the J.P. Morgan Emerging Markets Bond Index, are trading in excess of 1,000 basis points over Treasury issues (compared to 450 basis points in May
1997), reflecting unrealistically high probabilities of sovereign default. Also, the investor base is beginning to widen as crossover, opportunistic buyers, many of them insurance companies and pension funds, are becoming mainstream investors. Finally, leverage and market speculation has been severely curtailed, which may prevent the excessive and destabilizing market volatility witnessed in 1998.

Our positive intermediate-term outlook does not negate short-term concerns that potentially higher international interest rates could delay emerging markets' economic recovery and their full access to international capital markets. In the current situation, we believe there are some offsetting factors that may partly cushion this negative impact. A prolonged period of rising interest rates is likely to be caused, or be accompanied by, higher economic activity in the United States and other industrialized countries, which would undoubtedly imply higher demand and higher prices for commodities and emerging markets manufactured goods, strengthening their balance of payments.

We are keeping a close watch on other short-term risks to the markets in which we invest. In particular, we are monitoring Brazil's fiscal austerity program, its compliance with the International Monetary Fund program, and its success in establishing the long-term foundations for sound tax and social security systems that would put an end to chronic fiscal profligacy. Argentina's foreign


                                      2 & 3

                            Merrill Lynch World Income Fund, Inc., June 30, 1999

exchange convertibility system will be tested with the advent of a new presidential administration and by the sharp economic slowdown and political pressures involved in maintaining a stimulative fiscal policy. Venezuela's new government has embarked on an ambitious process of overhauling its political structures, but its strategy to overcome social problems, domestic recession, and its excessive dependence on oil revenues remains to be articulated. In Mexico, short-term risks appear to be firmly under control, given the country's solid export performance, signs of an incipient domestic activity recovery, realized oil revenues in excess of its budgeted figures, and its contingent planning to ensure a smooth presidential transition in the year 2000.

As of June 30, 1999, we continued to favor Mexico, maintaining a significantly overweighted position there. Our next largest position was in Venezuela. We trimmed our enthusiasm and position in Brazil and further reduced our already underweight position in Argentina.

In Conclusion

We appreciate your ongoing investment in Merrill Lynch World Income Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Co-Portfolio Manager


/s/ Adrian Churn

Adrian Churn
Senior Vice President and
Co-Portfolio Manager

August 16, 1999

--------------------------------------------------------------------------------
We are pleased to announce that Adrian Churn has become Senior Vice President and Co-Portfolio Manager of Merrill Lynch World Income Fund, Inc. Mr. Churn has been Managing Director of Merrill Lynch Asset Management (MLAM) Hong Kong, Ltd. since 1998. Prior thereto, Mr. Churn was Senior Vice President of MLAM Hong Kong from 1997 to 1998 and as Vice President from 1994 to 1997.
--------------------------------------------------------------------------------

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                            Ten Years/         Standardized
                                                       12 Month            3 Month        Since Inception      30-Day Yield
                                                     Total Return       Total Return       Total Return        As of 6/30/99
============================================================================================================================
ML World Income Fund, Inc. Class A Shares               -18.99%            +1.24%             +81.60%               9.52%
----------------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares               -19.53             +1.05              +20.27                9.12
----------------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares               -19.57             +1.20              + 2.75                9.06
----------------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class D Shares               -19.20             +1.18              + 5.46                9.28
============================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A Shares, from 11/18/91 for Class B Shares and from 10/21/94 for Class C & Class D Shares.


                                      4 & 5

                            Merrill Lynch World Income Fund, Inc., June 30, 1999

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                          % Return Without        % Return With
                                            Sales Charge          Sales Charge**
================================================================================
Class A Shares+*
================================================================================
Year Ended 6/30/99                            -18.99%                -22.23%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                      + 1.63                 + 0.81
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                       + 6.15                 + 5.72
--------------------------------------------------------------------------------
+ Performance results for per share net asset value of Class A Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                            % Return                % Return
                                          Without CDSC              With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                           -19.53%                 -22.47%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                     + 0.87                  + 0.87
--------------------------------------------------------------------------------
Inception (11/18/91) through 6/30/99         + 2.45                  + 2.45
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return                % Return
                                           Without CDSC              With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                            -19.57%                 -20.31%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/99          + 0.58                  + 0.58
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                      % Return Without            % Return With
                                        Sales Charge              Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                         -19.20%                   -22.43%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/99       + 1.14                    + 0.26
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                               Value      Percent of
AFRICA          Industries              Face Amount           Fixed-Income Investments            Cost       (Note 1a)    Net Assets
====================================================================================================================================
Nigeria         Foreign               US$ 1,750,000   Nigeria, Par, 6.25% due 11/15/2020++    $  1,090,942  $  1,067,500       0.4%
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Nigeria                                  1,090,942     1,067,500       0.4
====================================================================================================================================

                                        Shares Held                   Warrants
====================================================================================================================================
Nigeria         Energy                        1,750   Nigeria Oil (Warrants) (f)                         0             0       0.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Warrants in Nigeria                          0             0       0.0
====================================================================================================================================
                                                      Total Investments in African
                                                        Securities                               1,090,942     1,067,500       0.4
====================================================================================================================================

EUROPE                                  Face Amount           Fixed-Income Investments
====================================================================================================================================
Bulgaria        Foreign               US$ 2,300,000   Republic of Bulgaria, Discount,
                Government                              Series A, 6.50% due 7/28/2024++          1,597,393     1,552,500       0.5
                Obligations               1,300,000   Republic of Bulgaria, Front-Loaded
                                                        Interest Rate Reduction Bonds,
                                                        Series A, 2.50% due 7/28/2012++            755,719       775,125       0.3
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Bulgaria                                 2,353,112     2,327,625       0.8
====================================================================================================================================
Luxembourg      Wireless                 10,000,000   Millicom International Cellular,
                Communications--                        11.834%* due 6/01/2006                   8,192,462     7,450,000       2.6
                International
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Luxembourg                               8,192,462     7,450,000       2.6
====================================================================================================================================
Poland          Telecommunications        2,750,000   TPSA Finance BV, 7.75% due
                                                        12/10/2008 (e)                           2,730,255     2,668,872       0.9
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Poland                                   2,730,255     2,668,872       0.9
====================================================================================================================================
Russia          Foreign                   3,725,000   Russian Federation Bonds (Regulation
                Government                              S), 11% due 7/24/2018 (h)                1,514,818     1,834,563       0.6
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Russia                                   1,514,818     1,834,563       0.6
====================================================================================================================================
Turkey          Foreign                   1,550,000   Republic of Turkey, 12% due 12/15/2008     1,548,062     1,538,375       0.5
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Turkey                                   1,548,062     1,538,375       0.5
====================================================================================================================================


                                      6 & 7

                            Merrill Lynch World Income Fund, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

EUROPE                                                                                                         Value      Percent of
(concluded)     Industries              Face Amount           Fixed-Income Investments            Cost       (Note 1a)    Net Assets
====================================================================================================================================
United Kingdom  Cable--               US$ 5,000,000   Telewest Communications PLC, 8.406%*
                International                           due 4/15/2009 (e)                     $  3,483,031  $  3,331,250       1.2%
                --------------------------------------------------------------------------------------------------------------------
                Industrials               5,000,000   Energis PLC, 9.75% due 6/15/2009 (e)       4,981,050     5,062,500       1.7
                --------------------------------------------------------------------------------------------------------------------
                Telephone                 5,000,000   RSL Communications PLC, 9.125% due
                                                        3/01/2008                                4,672,500     4,612,500       1.6
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in the
                                                        United Kingdom                          13,136,581    13,006,250       4.5
====================================================================================================================================
                                                                Convertible Bonds
====================================================================================================================================
Ireland         Dental Equipment &          500,000+  Phoenix Shannon PLC, 9.50% due
                Supplies                                11/01/2000 (e)                             196,779         5,000       0.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Convertible Bonds in Ireland           196,779         5,000       0.0
====================================================================================================================================
                                                      Total Investments in European
                                                        Securities                              29,672,069    28,830,685       9.9
====================================================================================================================================
LATIN
AMERICA                                                       Fixed-Income Investments
====================================================================================================================================
Argentina       Cable--                   2,500,000   Cablevision SA, 13.75% due
                International                           5/01/2009 (e)                            2,487,500     2,275,000       0.8
                --------------------------------------------------------------------------------------------------------------------
                Foreign                   8,300,000   Republic of Argentina, 6% due
                Government                              3/31/2023++ (g)                          6,059,000     5,239,375       1.8
                Obligations              19,045,000   Republic of Argentina, 9.75% due
                                                        9/19/2027                               16,956,900    14,521,813       4.9
                                                                                              ------------  ------------      ----
                                                                                                23,015,900    19,761,188       6.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Argentina                               25,503,400    22,036,188       7.5
====================================================================================================================================
Brazil          Foreign                   8,250,000   Republic of Brazil, 10.125% due
                Government                              5/15/2027                                6,723,750     6,187,500       2.1
                Obligations              17,630,380   Republic of Brazil, 'C', 8% due
                                                        4/15/2014++ (g)                         10,450,960    11,492,804       3.9
                                          3,750,000   Republic of Brazil, DCB, 5.9375%
                                                        due 4/15/2012++ (g)                      2,173,313     2,306,250       0.8
                                          2,500,000   Republic of Brazil, Discount Bond,
                                                        5.875% due 4/15/2024 (g)                 1,562,500     1,584,375       0.6
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Brazil                                  20,910,523    21,570,929       7.4
====================================================================================================================================
Colombia        Utilities                 5,866,800   TransGas de Occidente SA, 9.79% due
                                                        11/01/2010 (e)                           6,001,247     4,921,371       1.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Colombia                                 6,001,247     4,921,371       1.7
====================================================================================================================================
Mexico          Conglomerates             5,000,000   Dine, SA de CV, 8.75% due 10/15/2007       4,333,750     4,281,250       1.5
------------------------------------------------------------------------------------------------------------------------
                Foreign                   6,800,000   United Mexican States, 11.50% due
                Government                              5/15/2026                                7,371,750     7,480,000       2.5
                Obligations               3,370,000   United Mexican States, Series B, 6.25%
                                                        due 12/31/2019                           2,601,219     2,502,225       0.9
                                          7,878,000   United Mexican States, Series W-A,
                                                        6.25% due 12/31/2019                     5,966,899     5,849,415       2.0
                                                                                              ------------  ------------      ----
                                                                                                15,939,868    15,831,640       5.4
                --------------------------------------------------------------------------------------------------------------------
                Industrials               3,000,000   Petroleos Mexicanos, 9.50% due
                                                        9/15/2027                                2,827,500     2,490,000       0.9
                --------------------------------------------------------------------------------------------------------------------
                Transportation            5,000,000   TFM, SA de CV, 13.896%* due 6/15/2009      3,050,455     2,987,500       1.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Mexico                                  26,151,573    25,590,390       8.8
====================================================================================================================================
Panama          Foreign                   1,700,000   Panama, Front-Loaded Interest Rate
                Government                              Reduction Bonds, 4.25% due
                Obligations                             7/17/2014++                              1,288,567     1,247,375       0.4
                                            600,000   Republic of Panama, 8.875% due
                                                        9/30/2027                                  546,000       492,000       0.2
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Panama                                   1,834,567     1,739,375       0.6
====================================================================================================================================
Peru            Foreign                   2,820,000   Republic of Peru, Front-Loaded
                Government                              Interest Rate Reduction Bonds, 3.75%
                Obligations                              due 3/07/2017++                         1,766,865     1,558,050       0.5
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Peru     1,766,865     1,558,050       0.5
====================================================================================================================================
Venezuela       Foreign                   9,450,000   Republic of Venezuela, 9.25% due
                Government                              9/15/2027                                8,443,575     6,118,875       2.1
                Obligations               2,833,320   Republic of Venezuela, DCB, 6.3125%
                                                        due 12/18/2007 (g)                       1,934,753     2,185,198       0.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Venezuela                               10,378,328     8,304,073       2.8
====================================================================================================================================
                                                      Total Investments in Latin American
                                                        Securities                              92,546,503    85,720,376      29.3
====================================================================================================================================
NORTH
AMERICA
====================================================================================================================================
Canada          Paper                     5,000,000   Doman Industries Limited, 8.75% due
                                                        3/15/2004                                4,500,000     3,150,000       1.1
                --------------------------------------------------------------------------------------------------------------------
                Telephony                 5,000,000   Metronet Communications, 10.625% due
                                                        11/01/2008 (e)                           5,268,750     5,637,500       1.9
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Canada                                   9,768,750     8,787,500       3.0
====================================================================================================================================
United States   Airlines                  5,000,000   USAir Inc., 10.375% due 3/01/2013          5,000,000     5,307,500       1.8
                --------------------------------------------------------------------------------------------------------------------
                Automotive                5,000,000   Federal-Mogul Corporation, 7.375% due
                                                        1/15/2006 (e)                            4,979,150     4,708,175       1.6
                --------------------------------------------------------------------------------------------------------------------
                Cable Television          5,000,000   Century Communications Corporation,
                                                        9.50% due 3/01/2005                      4,897,500     5,162,500       1.7
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                 5,340,000   ISP Holdings Inc., 9.75% due 2/15/2002     5,340,000     5,473,500       1.9
                --------------------------------------------------------------------------------------------------------------------
                Communications            5,000,000   Impsat Corp., 12.375% due 6/15/2008        4,525,000     4,100,000       1.4
                --------------------------------------------------------------------------------------------------------------------
                Computer Services--       5,000,000   Hadco Corp., 9.50% due 6/15/2008           4,983,000     4,862,500       1.7
                Electronics
                --------------------------------------------------------------------------------------------------------------------
                Consumer Services         5,000,000   Protection One Alarm Monitoring,
                                                        8.125% due 1/15/2009 (e)                 5,000,000     4,631,250       1.6
                --------------------------------------------------------------------------------------------------------------------
                Energy                    5,000,000   Chesapeake Energy Corp., 8.50% due
                                                        3/15/2012 (e)                            4,970,700     4,000,000       1.4
                                          5,000,000   Ocean Energy Inc., 8.375% due 7/01/2008    4,793,750     4,850,000       1.6
                                         10,670,000+  TransAmerican Energy Corp., 13.22%*
                                                        due 6/15/2002                           10,291,204     1,240,388       0.4
                                                                                              ------------  ------------      ----
                                                                                                20,055,654    10,090,388       3.4
                --------------------------------------------------------------------------------------------------------------------
                Financial Services        5,000,000   SB Treasury Company LLC, 9.40%
                                                        due 12/29/2049 (d)(e)(g)                 4,800,000     4,825,000       1.6
                --------------------------------------------------------------------------------------------------------------------


                                      8 & 9

                            Merrill Lynch World Income Fund, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

NORTH AMERICA                                                                                                  Value      Percent of
(concluded)     Industries              Face Amount           Fixed-Income Investments            Cost       (Note 1a)    Net Assets
====================================================================================================================================
United States   Gaming                US$10,000,000+  GB Property Funding Corp., 10.875%
(concluded)                                             due 1/15/2004                         $  9,996,250  $  6,025,000       2.1%
                                          5,000,000   Harrah's Operating Co. Inc., 7.875%
                                                        due 12/15/2005                           5,018,750     4,825,000       1.7
                                                      Jazz Casino Co., LLC:
                                          3,335,227     5.867% due 11/15/2009 (a)                1,639,605     2,101,193       0.7
                                            315,000     Contingent Notes, due
                                                          11/15/2009 (b)(g)                              0             0       0.0
                                          5,000,000   Trump Atlantic City Associates/Funding
                                                        Inc., 11.25% due 5/01/2006               4,900,000     4,475,000       1.5
                                                                                              ------------  ------------      ----
                                                                                                21,554,605    17,426,193       6.0
                --------------------------------------------------------------------------------------------------------------------
                Health Care               5,000,000   Columbia/HCA Healthcare Corp., 7.25%
                                                        due 5/20/2008                            4,696,650     4,531,350       1.6
                                          5,000,000   Fresenius Medical Capital Trust I, 9%
                                                        due 12/01/2006                           5,237,500     5,375,000       1.8
                                          5,000,000   Tenet Healthcare Corp., 8.125%
                                                        due 12/01/2008                           4,980,600     4,725,000       1.6
                                                                                              ------------  ------------      ----
                                                                                                14,914,750    14,631,350       5.0
                --------------------------------------------------------------------------------------------------------------------
                Hotels                    5,000,000   HMH Properties, Inc., 7.875% due
                                                        8/01/2008                                4,967,600     4,612,500       1.6
                --------------------------------------------------------------------------------------------------------------------
                Internet Transport        5,000,000   PSINet, Inc., 10% due 2/15/2005            4,862,500     4,975,000       1.7
                --------------------------------------------------------------------------------------------------------------------
                Paper                     5,000,000   Container Corporation of America,
                                                        9.75% due 4/01/2003                      5,100,000     5,175,000       1.8
                --------------------------------------------------------------------------------------------------------------------
                Printing &                5,000,000   Primedia, Inc., 7.625% due 4/01/2008       4,971,250     4,775,000       1.6
                Publishing
                --------------------------------------------------------------------------------------------------------------------
                Supermarkets              5,000,000   Pueblo Xtra International Inc., 9.50%
                                                        due 8/01/2003                            5,098,125     4,912,500       1.7
                --------------------------------------------------------------------------------------------------------------------
                Telephony                 5,000,000   Intermedia Communications Inc., 8.60%
                                                        due 6/01/2008                            4,792,500     4,600,000       1.6
                --------------------------------------------------------------------------------------------------------------------
                Utilities                10,000,000   Tucson Electric & Power Co., 10.732%
                                                        due 1/01/2013 (c)                        9,607,625    11,087,500       3.8
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in the
                                                        United States                          135,449,259   121,355,856      41.5
====================================================================================================================================

                                                                      Convertible Bonds
====================================================================================================================================
United States   Banking &                   400,000   BankAtlantic Bancorp, Inc., 5.625%
                Financial                               due 12/01/2007                             400,000       319,000       0.1
                --------------------------------------------------------------------------------------------------------------------
                Conglomerates               600,000   Polyphase Corporation, 12%
                                                        due 7/01/1999** (e)                        600,000       132,000       0.0
                                          1,000,000   Thermo Fibertek Inc., 4.50%
                                                        due 7/15/2004 (e)                          887,500       835,000       0.3
                                                                                              ------------  ------------      ----
                                                                                                 1,487,500       967,000       0.3
                --------------------------------------------------------------------------------------------------------------------
                Energy                    1,000,000   Pennzenergy Company, 4.95%
                                                        due 8/15/2008 (Convertible in
                                                        Chevron Corp.)                           1,013,750     1,025,000       0.4
                --------------------------------------------------------------------------------------------------------------------
                Environmental             1,063,000   Thermo TerraTech, Inc., 4.625%
                                                        due 5/01/2003 (e)                        1,114,735       923,481       0.3
                --------------------------------------------------------------------------------------------------------------------
                Instruments/Scientific      500,000   ThermoQuest Corporation, 5%
                                                        due 8/15/2000 (e)                          507,500       490,000       0.2
                --------------------------------------------------------------------------------------------------------------------
                Medical Laser             2,000,000   Thermolase Corp., 4.375%
                Systems                                 due 8/05/2004 (e)                        1,960,625     1,672,500       0.6
                --------------------------------------------------------------------------------------------------------------------
                Oil Drilling              1,000,000   Diamond Offshore Drilling, 3.75%
                                                        due 2/15/2007                              934,312       982,500       0.3
                                            500,000   Parker Drilling Company, 5.50%
                                                        due 8/01/2004                              505,000       330,000       0.1

                                                                                                 1,439,312     1,312,500       0.4
                --------------------------------------------------------------------------------------------------------------------
                Optical                   1,430,000   Thermo Optek Inc., 5% due
                Equipment                               10/15/2000 (e)                           1,433,950     1,419,275       0.5
                --------------------------------------------------------------------------------------------------------------------
                Technology                            Data General Corp:
                                            250,000     6% due 5/15/2004                           246,875       215,000       0.1
                                            750,000     6% due 5/15/2004 (e)                       750,000       650,625       0.2
                                                                                              ------------  ------------      ----
                                                                                                   996,875       865,625       0.3
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Convertible Bonds in the
                                                        United States                           10,354,247     8,994,381       3.1
====================================================================================================================================
                                                          Convertible Preferred Stocks,
                                                                Preferred Stocks,
                                        Shares Held         Common Stocks & Warrants
====================================================================================================================================
United States   Broadcasting/Cable          137,257   On Command Corporation                     4,061,096     2,367,683       0.8
                                             43,675   On Command Corporation (Warrants) (f)        349,400       245,672       0.1
                                                                                              ------------  ------------      ----
                                                                                                 4,410,496     2,613,355       0.9
                --------------------------------------------------------------------------------------------------------------------
                Conglomerates               105,000   Polyphase Corporation                        158,550        39,375       0.0
                                             52,500   Polyphase Corporation (Warrants)** (f)        13,125           525       0.0
                                             52,500   Polyphase Corporation (Warrants)** (f)        26,250         2,100       0.0
                                                                                              ------------  ------------      ----
                                                                                                   197,925        42,000       0.0
                --------------------------------------------------------------------------------------------------------------------
                Containers                   10,000   Owens-Illinois Inc., 4.75%                   500,000       437,500       0.2
                --------------------------------------------------------------------------------------------------------------------
                Energy                                TCR Holdings Corp., Conv. Pfd. (c):
                                             25,172     (Class B)                                    1,510         1,510       0.0
                                             13,845     (Class C)                                      775           775       0.0
                                             36,500     (Class D)                                    1,934         1,934       0.0
                                             75,516     (Class E)                                    4,758         4,758       0.0
                                                                                              ------------  ------------      ----
                                                                                                     8,977         8,977       0.0
                --------------------------------------------------------------------------------------------------------------------
                Gaming                       91,338   JCC Holding Company (Class A)                365,352       707,870       0.2
                --------------------------------------------------------------------------------------------------------------------
                Manufactured                 10,000   Fleetwood Capital Trust, 6% (e)              540,000       421,250       0.1
                Housing
                --------------------------------------------------------------------------------------------------------------------
                Steel                        50,000   Worthington Industries, Inc.
                                                        (Convertible, Series DECS into Rouge
                                                        Steel Common Stock), 7.25%                 850,000       393,750       0.1
                --------------------------------------------------------------------------------------------------------------------
                Utilities                    18,232   Citizens Utilities Company (Class B)         164,736       202,831       0.1
                                             30,000   Citizens Utilities Trust, 5%               1,284,300     1,458,750       0.5
                                                                                              ------------  ------------      ----
                                                                                                 1,449,036     1,661,581       0.6
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Convertible Preferred Stocks,
                                                      Preferred Stocks, Common Stocks &
                                                      Warrants in the United States              8,321,786     6,286,283       2.1
====================================================================================================================================
                                                      Total Investments in North American
                                                        Securities                             163,894,042   145,424,020      49.7
====================================================================================================================================


                                     10 & 11

                            Merrill Lynch World Income Fund, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

PACIFIC                                                                                                        Value      Percent of
BASIN/ASIA      Industries              Face Amount           Fixed-Income Investments            Cost       (Note 1a)    Net Assets
====================================================================================================================================
China           Transportation        US$ 6,620,000   Cathay International Ltd., 13%
                                                        due 4/15/2008 (e)                     $  6,620,000  $  2,515,600       0.9%
                                         10,000,000   GS Superhighway Holdings, 9.875%
                                                        due 8/15/2004                            9,262,500     5,100,000       1.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in China   15,882,500     7,615,600       2.6
====================================================================================================================================
Indonesia       Paper                     5,000,000   Indah Kiat International Finance,
                                                        12.50% due 6/15/2006                     5,025,000     3,850,000       1.3
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Indonesia                                5,025,000     3,850,000       1.3
====================================================================================================================================
South Korea     Foreign Government        3,330,000   Republic of Korea, 8.875% due 4/15/2008    3,398,125     3,497,715       1.2
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        South Korea                              3,398,125     3,497,715       1.2
====================================================================================================================================
                                                      Total Investments in Pacific
                                                        Basin/Asian Securities                  24,305,625    14,963,315       5.1
====================================================================================================================================
                Total Investments                                                             $311,509,181   276,005,896      94.4
                                                                                              ============
                Short Sales (Proceeds--$18,472)**                                                                 (1,969)      0.0

                Other Assets Less Liabilities                                                                 16,227,865       5.6
                                                                                                            ------------     -----
                Net Assets                                                                                  $292,231,792     100.0%
                                                                                                            ============     =====
====================================================================================================================================

(a) Represents a pay-in-kind security, which may pay interest/dividends in additional face amount/shares.
(b) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
(c) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $11,096,000, representing 3.8% of net assets.

--------------------------------------------------------------------------------
                                      Acquisition                       Value
Issue                                   Date(s)          Cost         (Note 1a)
--------------------------------------------------------------------------------
TCR Holdings Corp., Conv. Pfd.:
  (Class B)                           12/10/1998      $    1,510    $     1,510
  (Class C)                           12/11/1998             775            775
  (Class D)                           12/10/1998           1,934          1,934
  (Class E)                           12/10/1998           4,758          4,758
Tucson Electric & Power Co.,           8/03/1993-
  10.732% due 1/01/2013               10/11/1996       9,607,625     11,087,500
--------------------------------------------------------------------------------
Total                                                 $9,616,602    $11,096,477
                                                      ==========    ===========
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(d)   The security is a perpetual bond and has no definite maturity date.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g)   Floating rate note.
(h) Due to the uncertainty of financial and economic conditions in Russia, effective September 24, 1998, interest accrual ceased.
+     Non-income producing security.
++ Brady Bonds are securities that have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
* Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
**    Covered short sales entered into as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Value
Shares                                   Issue                      (Note 1i)
--------------------------------------------------------------------------------
4,500                               Polyphase Corp.                 $(1,969)
--------------------------------------------------------------------------------
Total (Proceeds--$18,472)                                           $(1,969)
                                                                    =======
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

               As of June 30, 1999
===================================================================================================================================
Assets:        Investments, at value (identified cost--$311,509,181) (Note 1a) ...................                    $ 276,005,896
               Foreign cash (Note 1d) ............................................................                              551
               Receivables:
                 Securities sold .................................................................   $  13,152,241
                 Interest ........................................................................       6,365,537
                 Capital shares sold .............................................................          51,142
                 Dividends .......................................................................          18,750
                 Principle paydowns ..............................................................          12,000       19,599,670
                                                                                                     -------------
               Prepaid registration fees and other assets (Note 1g) ..............................                          130,962
                                                                                                                      -------------
               Total assets ......................................................................                      295,737,079
                                                                                                                      -------------
===================================================================================================================================
Liabilities:   Common stocks sold short, at market value (proceeds--$18,472) (Note 1i) ...........                            1,969
               Payables:
                 Custodian bank (Note 1j) ........................................................       1,243,791
                 Capital shares redeemed .........................................................         994,815
                 Dividends to shareholders (Note 1h) .............................................         606,746
                 Investment adviser (Note 2) .....................................................         146,420
                 Distributor (Note 2) ............................................................         141,930
                 Administration fees .............................................................           2,457
                 Short sales (Note 1i) ...........................................................           1,364        3,137,523
                                                                                                     -------------
               Accrued expenses and other liabilities ............................................                          365,795
                                                                                                                      -------------
               Total liabilities .................................................................                        3,505,287
                                                                                                                      -------------
===================================================================================================================================
Net Assets:    Net assets ........................................................................                    $ 292,231,792
                                                                                                                      =============
===================================================================================================================================
Net Assets     Class A Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ...                    $   1,006,658
Consist of:    Class B Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ...                        3,625,503
               Class C Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ...                           50,406
               Class D Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ...                          107,633
               Paid-in capital in excess of par ..................................................                      529,973,018
               Accumulated realized capital losses on investments and foreign currency
                 transactions--net (Note 5) ......................................................                     (207,044,615)
               Unrealized depreciation on investments and foreign currency transactions--net .....                      (35,486,811)
                                                                                                                      -------------
               Net assets ........................................................................                    $ 292,231,792
                                                                                                                      =============
===================================================================================================================================
Net Asset      Class A--Based on net assets of $61,442,055 and 10,066,584 shares outstanding .....                    $        6.10
Value:                                                                                                                =============
               Class B--Based on net assets of $221,148,130 and 36,255,031 shares outstanding ....                    $        6.10
                                                                                                                      =============
               Class C--Based on net assets of $3,072,493 and 504,062 shares outstanding .........                    $        6.10
                                                                                                                      =============
               Class D--Based on net assets of $6,569,114 and 1,076,334 shares outstanding .......                    $        6.10
                                                                                                                      =============
===================================================================================================================================

            See Notes to Financial Statements.


                                     12 & 13

                            Merrill Lynch World Income Fund, Inc., June 30, 1999

STATEMENT OF OPERATIONS

                    For the Six Months Ended June 30, 1999
===================================================================================================================================
Investment          Interest and discount earned (net of $49,969 foreign withholding tax) ..............               $ 14,998,420
Income              Dividends ..........................................................................                    144,922
(Notes 1e & 1f):                                                                                                       ------------
                    Total income .......................................................................                 15,143,342
                                                                                                                       ------------
===================================================================================================================================
Expenses:           Investment advisory fees (Note 2) .................................................. $    964,146
                    Account maintenance and distribution fees--Class B (Note 2) ........................      912,136
                    Transfer agent fees--Class B (Note 2) ..............................................      249,517
                    Printing and shareholder reports ...................................................       61,519
                    Transfer agent fees--Class A (Note 2) ..............................................       59,144
                    Professional fees ..................................................................       58,202
                    Accounting services (Note 2) .......................................................       55,350
                    Registration fees (Note 1g) ........................................................       36,266
                    Directors' fees and expenses .......................................................       23,824
                    Custodian fees .....................................................................       22,953
                    Account maintenance and distribution fees--Class C (Note 2) ........................       13,996
                    Account maintenance fees--Class D (Note 2) .........................................        8,940
                    Transfer agent fees--Class D (Note 2) ..............................................        6,282
                    Transfer agent fees--Class C (Note 2) ..............................................        3,591
                    Pricing fees .......................................................................        3,582
                    Other ..............................................................................       14,483
                                                                                                         ------------
                    Total expenses .....................................................................                  2,493,931
                                                                                                                       ------------
                    Investment income--net .............................................................                 12,649,411
                                                                                                                       ------------
===================================================================================================================================
Realized &          Realized loss from:
Unrealized Gain       Investments--net .................................................................  (35,045,924)
(Loss) on             Foreign currency transactions--net ...............................................  (13,567,532)  (48,613,456)
Investments &                                                                                            ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net .................................................................   46,966,660
(Notes 1c, 1d,        Foreign currency transactions--net ...............................................          (77)   46,966,583
1f & 3):                                                                                                 ------------  ------------
                    Net realized and unrealized loss on investments and foreign currency transactions ..                 (1,646,873)
                                                                                                                       ------------
                    Net Increase in Net Assets Resulting from Operations ...............................               $ 11,002,538
===================================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six        For the
                                                                                                Months Ended      Year Ended
                                                                                                  June 30,       December 31,
                Increase (Decrease) in Net Assets:                                                  1999             1998
=============================================================================================================================
Operations:     Investment income--net .....................................................   $  12,649,411    $  53,632,026
                Realized loss on investments and foreign currency transactions--net ........     (48,613,456)    (114,431,739)
                Change in unrealized appreciation/depreciation on investments and foreign
                  currency transactions--net ...............................................      46,966,583      (93,571,294)
                                                                                               -------------    -------------
                Net increase (decrease) in net assets resulting from operations ............      11,002,538     (154,371,007)
                                                                                               -------------    -------------
=============================================================================================================================
Dividends to    Investment income--net:
Shareholders      Class A ..................................................................      (2,860,586)     (11,149,847)
(Note 1h):        Class B ..................................................................      (9,360,580)     (38,200,363)
                  Class C ..................................................................        (133,894)        (718,374)
                  Class D ..................................................................        (294,351)      (1,077,875)
                Return of capital:
                  Class A ..................................................................              --         (541,850)
                  Class B ..................................................................              --       (1,856,425)
                  Class C ..................................................................              --          (34,910)
                  Class D ..................................................................              --          (52,382)
                                                                                               -------------    -------------
                Net decrease in net assets resulting from dividends to shareholders ........     (12,649,411)     (53,632,026)
                                                                                               -------------    -------------
=============================================================================================================================
Capital Share   Net decrease in net assets derived from capital share transactions .........     (80,184,846)    (247,332,328)
Transactions                                                                                   -------------    -------------
(Note 4):
=============================================================================================================================
Net Assets:     Total decrease in net assets ...............................................     (81,831,719)    (455,335,361)
                Beginning of period ........................................................     374,063,511      829,398,872
                                                                                               -------------    -------------
                End of period ..............................................................   $ 292,231,792    $ 374,063,511
                                                                                               =============    =============
=============================================================================================================================

            See Notes to Financial Statements.


                                     14 & 15

                            Merrill Lynch World Income Fund, Inc., June 30, 1999

FINANCIAL HIGHLIGHTS

                                                                                                  Class A
                   The following per share data and ratios have been  --------------------------------------------------------------
                   derived from information provided in the           For the Six                  For the Year Ended
                   financial statements.                              Months Ended                     December 31,
                                                                        June 30,     -----------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999         1998         1997        1996         1995
====================================================================================================================================
Per Share          Net asset value, beginning of period .............   $   6.14     $   8.83     $   8.94    $   8.69     $   8.20
Operating                                                               --------     --------     --------    --------     --------
Performance:       Investment income--net ...........................        .25          .71          .64         .67          .72
                   Realized and unrealized gain (loss) on investments
                     and foreign currency transactions--net .........       (.04)       (2.69)        (.11)        .25          .49
                                                                        --------     --------     --------    --------     --------
                   Total from investment operations .................        .21        (1.98)         .53         .92         1.21
                                                                        --------     --------     --------    --------     --------
                   Less dividends:
                     Investment income--net .........................       (.25)        (.68)        (.61)       (.67)        (.56)
                     Return of capital--net .........................         --         (.03)        (.03)         --         (.16)
                                                                        --------     --------     --------    --------     --------
                   Total dividends ..................................       (.25)        (.71)        (.64)       (.67)        (.72)
                                                                        --------     --------     --------    --------     --------
                   Net asset value, end of period ...................   $   6.10     $   6.14     $   8.83    $   8.94     $   8.69
                                                                        ========     ========     ========    ========     ========
====================================================================================================================================
Total Investment   Based on net asset value per share ...............       3.52%+     (23.43%)       6.15%      11.09%       15.35%
Return:**                                                               ========     ========     ========    ========     ========
====================================================================================================================================
Ratios to Average  Expenses .........................................        .95%*        .81%         .76%        .75%         .80%
Net Assets:                                                             ========     ========     ========    ========     ========
                   Investment income--net ...........................       8.48%*       9.36%        7.21%       7.71%        8.54%
                                                                        ========     ========     ========    ========     ========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .........   $ 61,442     $ 78,528     $161,347    $212,085     $260,806
Data:                                                                   ========     ========     ========    ========     ========
                   Portfolio turnover ...............................      20.22%      148.67%      217.60%     208.53%      116.00%
                                                                        ========     ========     ========    ========     ========
====================================================================================================================================

                                                                                                  Class B
                   The following per share data and ratios have been  --------------------------------------------------------------
                   derived from information provided in the           For the Six                  For the Year Ended
                   financial statements.                              Months Ended                     December 31,
                                                                        June 30,     -----------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999         1998         1997        1996        1995
====================================================================================================================================
Per Share          Net asset value, beginning of period .............   $   6.13     $   8.83     $   8.94    $   8.69   $     8.19
Operating                                                               --------     --------     --------    --------   ----------
Performance:       Investment income--net ...........................        .23          .65          .57         .61          .65
                   Realized and unrealized gain (loss) on investments
                     and foreign currency transactions--net .........       (.03)       (2.70)        (.11)        .25          .50
                                                                        --------     --------     --------    --------   ----------
                   Total from investment operations .................        .20        (2.05)         .46         .86         1.15
                                                                        --------     --------     --------    --------   ----------
                   Less dividends:
                     Investment income--net .........................       (.23)        (.62)        (.54)       (.61)        (.51)
                     Return of capital--net .........................         --         (.03)        (.03)         --         (.14)
                                                                        --------     --------     --------    --------   ----------
                   Total dividends ..................................       (.23)        (.65)        (.57)       (.61)        (.65)
                                                                        --------     --------     --------    --------   ----------
                   Net asset value, end of period ...................   $   6.10     $   6.13     $   8.83    $   8.94     $   8.69
                                                                        ========     ========     ========    ========   ==========
====================================================================================================================================
Total Investment   Based on net asset value per share ...............       3.30%+     (24.15%)       5.34%      10.25%       14.61%
Return:**                                                               ========     ========     ========    ========   ==========
====================================================================================================================================
Ratios to Average  Expenses .........................................       1.73%*       1.59%        1.53%       1.52%        1.56%
Net Assets:                                                             ========     ========     ========    ========   ==========
                   Investment income--net ...........................       7.70%*       8.56%        6.43%       6.94%        7.77%
                                                                        ========     ========     ========    ========   ==========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .........   $221,148     $283,018     $641,242    $988,209   $1,241,896
Data:                                                                   ========     ========     ========    ========   ==========
                   Portfolio turnover ...............................      20.22%      148.67%      217.60%     208.53%      116.00%
                                                                        ========     ========     ========    ========   ==========
====================================================================================================================================

                                                                                                  Class C
                   The following per share data and ratios have been  --------------------------------------------------------------
                   derived from information provided in the           For the Six                  For the Year Ended
                   financial statements.                              Months Ended                     December 31,
                                                                        June 30,     -----------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999         1998         1997        1996         1995
====================================================================================================================================
Per Share          Net asset value, beginning of period .............   $   6.13     $   8.82     $   8.93    $   8.68     $   8.19
Operating                                                               --------     --------     --------    --------     --------
Performance:       Investment income--net ...........................        .23          .65          .56         .60          .64
                   Realized and unrealized gain (loss) on investments
                     and foreign currency transactions--net .........       (.03)       (2.69)        (.11)        .25          .49
                                                                        --------     --------     --------    --------     --------
                   Total from investment operations .................        .20        (2.04)         .45         .85         1.13
                                                                        --------     --------     --------    --------     --------
                   Less dividends:
                     Investment income--net .........................       (.23)        (.62)        (.53)       (.60)        (.50)
                     Return of capital--net .........................         --         (.03)        (.03)         --         (.14)
                                                                        --------     --------     --------    --------     --------
                   Total dividends ..................................       (.23)        (.65)        (.56)       (.60)        (.64)
                                                                        --------     --------     --------    --------     --------
                   Net asset value, end of period ...................   $   6.10     $   6.13     $   8.82    $   8.93     $   8.68
                                                                        ========     ========     ========    ========     ========
====================================================================================================================================
Total Investment   Based on net asset value per share ...............       3.27%+     (24.11%)       5.28%      10.19%       14.38%
Return:**                                                               ========     ========     ========    ========     ========
====================================================================================================================================
Ratios to Average  Expenses .........................................       1.78%*       1.64%        1.58%       1.56%        1.65%
Net Assets:                                                             ========     ========     ========    ========     ========
                   Investment income--net ...........................       7.65%*       8.53%        6.41%       6.85%        7.65%
                                                                        ========     ========     ========    ========     ========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .........   $  3,073     $  4,370     $ 11,738    $ 10,251     $  5,406
Data:                                                                   ========     ========     ========    ========     ========
                   Portfolio turnover ...............................      20.22%      148.67%      217.60%     208.53%      116.00%
                                                                        ========     ========     ========    ========     ========
====================================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Aggregate total investment return.

            See Notes to Financial Statements.


                                     16 & 17

                            Merrill Lynch World Income Fund, Inc., June 30, 1999

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                  Class D
                   The following per share data and ratios have been  --------------------------------------------------------------
                   derived from information provided in the           For the Six                  For the Year Ended
                   financial statements.                              Months Ended                     December 31,
                                                                        June 30,     -----------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999         1998         1997        1996         1995
====================================================================================================================================
Per Share          Net asset value, beginning of period .............   $   6.13     $   8.83     $   8.94    $   8.69     $   8.20
Operating                                                               --------     --------     --------    --------     --------
Performance:       Investment income--net ...........................        .24          .69          .61         .65          .70
                   Realized and unrealized gain (loss) on investments
                     and foreign currency transactions--net .........       (.03)       (2.70)        (.11)        .25          .49
                                                                        --------     --------     --------    --------     --------
                   Total from investment operations .................        .21        (2.01)         .50         .90         1.19
                                                                        --------     --------     --------    --------     --------
                   Less dividends:
                     Investment income--net .........................       (.24)        (.66)        (.58)       (.65)        (.55)
                     Return of capital ..............................         --         (.03)        (.03)         --         (.15)
                                                                        --------     --------     --------    --------     --------
                   Total dividends ..................................       (.24)        (.69)        (.61)       (.65)        (.70)
                                                                        --------     --------     --------    --------     --------
                   Net asset value, end of period ...................   $   6.10     $   6.13     $   8.83    $   8.94     $   8.69
                                                                        ========     ========     ========    ========     ========
====================================================================================================================================
Total Investment   Based on net asset value per share ...............       3.56%+     (23.75%)       5.88%      10.82%       15.06%
Return:**                                                               ========     ========     ========    ========     ========
====================================================================================================================================
Ratios to Average  Expenses .........................................       1.20%*       1.06%        1.01%        .99%        1.04%
Net Assets:                                                             ========     ========     ========    ========     ========
                   Investment income--net ...........................       8.23%*       9.12%        6.97%       7.42%        8.23%
                                                                        ========     ========     ========    ========     ========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .........   $  6,569     $  8,148     $ 15,072    $ 14,369     $  6,320
Data:                                                                   ========     ========     ========    ========     ========
                   Portfolio turnover ...............................      20.22%      148.67%      217.60%     208.53%      116.00%
                                                                        ========     ========     ========    ========     ========
====================================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash


                                     18 & 19

                            Merrill Lynch World Income Fund, Inc., June 30, 1999
equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the proceeds received.

(j) Custodian bank--The Fund recorded an amount payable to the Custodian Bank resulting from a timing difference of security transaction settlements.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                              Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class B ...................................        0.25%               0.50%
Class C ...................................        0.25%               0.55%
Class D ...................................        0.25%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                              MLFD        MLPF&S
--------------------------------------------------------------------------------
Class A ...................................................   $ 67         $ 847
Class D ...................................................   $363        $3,136
--------------------------------------------------------------------------------

For the six months ended June 30, 1999, MLPF&S received contingent deferred sales charges of $128,815 and $837 relating to transactions in Class B and Class C Shares, respectively.

During the six months ended June 30, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $686 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of PFD, FAM, PSI, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $64,192,142 and $149,800,950, respectively.


                                     20 & 21

                            Merrill Lynch World Income Fund, Inc., June 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

Net realized gains (losses) for the six months ended June 30, 1999 and unrealized gains (losses) as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Investments:
  Long-term ..............................     $(31,158,154)      $(35,503,285)
  Short-term .............................       (3,887,770)                --
  Short sales ............................               --             16,503
                                               ------------       ------------
Total investments ........................     $(35,045,924)      $(35,486,782)
                                               ------------       ------------
Currency transactions:
  Foreign currency transactions ..........      (13,567,532)               (29)
                                               ------------       ------------
Total currency transactions ..............      (13,567,532)               (29)
                                               ------------       ------------
Total ....................................     $(48,613,456)      $(35,486,811)
                                               ============       ============
--------------------------------------------------------------------------------

As of June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $35,503,285, of which $6,112,506 related to appreciated securities and $41,615,791 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $311,509,181.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $80,184,846 and $247,332,328 for the six months ended June 30, 1999 and for the year ended December 31, 1998, respectively.

Transactions in shares of capital for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended June 30, 1999                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            202,847        $  1,239,179
Shares issued to shareholders
in reinvestment of dividends ...........            121,451             745,597
                                                 ----------        ------------
Total issued ...........................            324,298           1,984,776
Shares redeemed ........................         (3,057,090)        (18,733,125)
                                                 ----------        ------------
Net decrease ...........................         (2,732,792)       $(16,748,349)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 1998                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            658,427        $  5,073,461
Shares issued to shareholders
in reinvestment of dividends ...........            537,929           4,232,303
                                                 ----------        ------------
Total issued ...........................          1,196,356           9,305,764
Shares redeemed ........................         (6,663,859)        (49,352,504)
                                                 ----------        ------------
Net decrease ...........................         (5,467,503)       $(40,046,740)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended June 30, 1999                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            514,770        $  3,160,456
Shares issued to shareholders
in reinvestment of dividends ...........            571,739           3,506,545
                                                -----------        ------------
Total issued ...........................          1,086,509           6,667,001
Automatic conversion of shares .........            (56,800)           (346,751)
Shares redeemed ........................        (10,934,337)        (66,931,725)
                                                -----------        ------------
Net decrease ...........................         (9,904,628)       $(60,611,475)
                                                ===========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended December 31, 1998                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,319,965       $  25,131,106
Shares issued to shareholders
in reinvestment of dividends ...........          2,268,590          17,966,966
                                                -----------       -------------
Total issued ...........................          5,588,555          43,098,072
Automatic conversion of shares .........           (139,633)         (1,135,306)
Shares redeemed ........................        (31,933,817)       (242,493,230)
                                                -----------       -------------
Net decrease ...........................        (26,484,895)      $(200,530,464)
                                                ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended June 30, 1999                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            19,230        $   117,902
Shares issued to shareholders
in reinvestment of dividends .............            10,895             66,767
                                                    --------        -----------
Total issued .............................            30,125            184,669
Shares redeemed ..........................          (239,388)        (1,461,043)
                                                    --------        -----------
Net decrease .............................          (209,263)       $(1,276,374)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 1998                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           334,228        $ 2,657,390
Shares issued to shareholders
in reinvestment of dividends .............            58,648            461,639
                                                  ----------        -----------
Total issued .............................           392,876          3,119,029
Shares redeemed ..........................        (1,010,314)        (7,335,844)
                                                  ----------        -----------
Net decrease .............................          (617,438)       $(4,216,815)
                                                  ==========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended June 30, 1999                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            77,905        $   477,341
Automatic conversion of shares ...........            56,770            346,751
Shares issued to shareholders
in reinvestment of dividends .............            20,674            126,784
                                                    --------        -----------
Total issued .............................           155,349            950,876
Shares redeemed ..........................          (407,219)        (2,499,524)
                                                    --------        -----------
Net decrease .............................          (251,870)       $(1,548,648)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended December 31, 1998                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,423,304        $ 11,887,210
Automatic conversion of shares .........            139,526           1,135,306
Shares issued to shareholders
in reinvestment of dividends ...........             78,047             616,623
                                                 ----------        ------------
Total issued ...........................          1,640,877          13,639,139
Shares redeemed ........................         (2,019,085)        (16,177,448)
                                                 ----------        ------------
Net decrease ...........................           (378,208)       $ (2,538,309)
                                                 ==========        ============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $99,260,000, of which $12,482,000 expires in 2002, $25,743,000 expires in 2003 and $61,035,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


                                     22 & 23

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
World Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                    #10788--6/99

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